UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549


                          FORM 8-K

                       CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


               Date of Report:  July 10, 2002
      (Date of Earliest Event Reported:  July 10, 2002)

                     EL PASO CORPORATION
   (Exact name of Registrant as specified in its charter)

 Delaware                       1-14365            76-0568816
(State or other jurisdiction  (Commission         ( I.R.S. Employer
  of incorporation)             File Number)      Identification No.)



                      El Paso Building
                    1001 Louisiana Street
                    Houston, Texas 77002
     (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (713) 420-2600


Item 7.Financial Statements, Pro Forma Financial Information and Exhibits

       c)   Exhibits.

          Exhibit
          Number         Description
          --------       -----------

           99.1 Letter dated July 9, 2002 from Oscar S. Wyatt, Jr. to William A. Wise.

           99.2 Letter dated July 10, 2002 from William A. Wise to Oscar S. Wyatt, Jr.

           99.3 Letters dated July 10, 2002 from William A. Wise to Congressional Members.

           99.4 Letters dated July 10, 2002 from William A. Wise to SEC Chairman and Commissioners.


Item 9.  Regulation FD Disclosure


     Attached as Exhibits 99.1, 99.2, 99.3 and 99.4 are certain letters as described in Item 7. These letters are not filed, but are furnished to comply with Regulation FD. The information disclosed in this Item 9 Current Report on Form 8-K is not considered to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 and is not subject to the liabilities of that section.


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION


                              By:  /s/ Jeffrey I. Beason
                                 ------------------------
                                       Jeffrey I. Beason
                                    Senior Vice President
                                        and Controller
                                 (Chief Accounting Officer)


Date:  July 10, 2002

                        EXHIBIT INDEX


Exhibit
Number       Description
-------      -----------


99.1      Letter dated July 9, 2002  from Oscar S. Wyatt, Jr.
          to William A. Wise.

99.2      Letter  dated  July 10, 2002 from William A. Wise to
          Oscar S. Wyatt, Jr.

99.3      Letters dated July 10, 2002 from William A. Wise to
          Congressional Members.

99.4      Letters dated July 10, 2002 from William A. Wise to
          SEC Chairman and Commissioners.